MERRILL LYNCH
                                                              WORLD INCOME
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Quarterly Report
                                                              September 30, 1999

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Adrian Churn, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                       Merrill Lynch World Income Fund, Inc., September 30, 1999

DEAR SHAREHOLDER

The three-month and year-to-date periods ended September 30, 1999 witnessed relatively strong US economic activity and a surprising rebound in Europe and Asia (including long-dormant Japan). This worldwide expansion affected fixed-income markets more severely than might seem warranted, primarily because it was unexpected. The consensus outlook at year-end 1998 called for continued weakness abroad. This seemed likely to impact US growth rates. The forecast included generally slowing inflation, declining interest rates and weaker corporate profits. Bond prices discounted an environment that appeared to be ideal for fixed-income securities.

As the year progressed it became increasingly apparent that the consensus was wrong. The focus in the financial markets shifted from deflation to inflation and from falling interest rates to rising interest rates. Economists hastily changed their forecasts. The Federal Reserve Board reversed its late 1999 policy of monetary easing and turned restrictive, raising the Federal Funds rate twice to slow economic growth. Long-term interest rates soared. This environment had a favorable side for lower-quality bonds. Perceptions of credit risk in emerging countries eased as their economies resumed growth. In addition, economically sensitive industries such as paper, energy and metals experienced stronger demand and improved pricing, thus easing credit concerns somewhat. As a result, Merrill Lynch World Income Fund, Inc. posted total returns superior to most higher-quality bonds for the year-to-date period ended September 30, 1999. For the nine-month period, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +4.43%, +3.83%, +3.80% and +4.24%, respectively. For the same period, the Credit Suisse First Boston (CSFB) Global High Yield Index, our high-yield benchmark, had a total return of +1.17%.

The illiquidity that gripped the corporate bond markets in late 1998 eased in 1999 but remained more pronounced than has been the norm throughout much of the 1990s. A major reason would seem to be the decision made by Wall Street market makers to reduce inventory exposure to corporate bonds. Firms were surprised by the steep bond price markdowns in 1998 on securities held in inventory for resale and sought to reduce this exposure. In addition, many firms closed proprietary trading portfolios that focused on producing profits by buying distressed securities at low prices. Thus, the support for high-yield issuers that experienced credit problems diminished considerably. The result brought much steeper declines in the price of bonds experiencing credit deterioration and default.

The third quarter of 1999 reflected this weak environment. For the three-month period ended September 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.88%, +0.52%, +0.51% and +0.65%, respectively. This is compared to a +1.20% total return for the unmanaged Emerging Market Bond Index (EMBI+), a benchmark for the Fund's emerging market holdings, for the same period. The CSFB Global High Yield Index had a total return of -1.60% for the September quarter. Throughout the quarter, liquidity was poor and the market struggled to absorb a relatively heavy new-issue calendar.

Investment Outlook

The interest rate outlook hinges on the US economy. We believe the Federal Reserve Board is committed to maintaining noninflationary growth and can be counted on to tighten monetary policy until growth slows. In the short run, this is negative for bonds. In the long run it is extremely positive, ensuring that the United States will continue to experience low inflation and interest rates. We believe that while interest rates will probably rise further in this tightening cycle, most of the damage has been done.

At this time, both the high-yield and emerging markets are attractive relative to Treasury bonds. Yield spreads are well above the historic norm. At September 30, 1999, the yield difference between the CSFB Global High Yield Index and US Treasury issues of comparable maturity was 6.32% and the yield spread of the EMBI+ was 10.98%. Overall credit quality is improving and even problem credits appear to have declined more than is justified by the underlying fundamentals.

The macroeconomic outlook also appears generally favorable for the high-yield market. Economic growth is occurring around the world, strengthening the demand for goods and services, particularly commodities. We are seeing the effects of this growth reflected in improved earnings and outlook for a number of companies held in the Fund. We believe this improvement may continue. Problems are also easing abroad as economic growth in emerging world countries resumes.

Portfolio Composition

We continue to believe that the high-yield and emerging markets offer exceptional value. Therefore, we maintained the Fund's fully invested position. As of September 30, 1999, the Fund's asset allocation was: US high- yield securities, 50% of net assets; emerging market government issues, 30%; emerging market corporate bonds, 10%; and European high-yield issues, 10%. All securities are US dollar denominated.

High-Yield Investments

Our outlook remains optimistic, reflecting our view that underlying credit fundamentals are gradually improving and that valuation is attractive. Overall credit quality of the Fund's high-yield corporate bond holdings remains higher than average, with BB-rated issues comprising 55.4% of the assets allocated to the high-yield sector as compared to 28.8% of the CSFB Global High Yield Index. Industries that we found attractive included energy, 4.2% of net assets; communications, 8.3%; cable, 5.1%; gaming, 6.8%; and paper and packaging, 6.4%. For the December quarter, we expect to substitute lower coupon discount issues for par bonds in order to seek to increase total return potential. In addition, we plan to modestly lower quality to seek to take advantage of weakness in select B-rated issues.

Emerging Market Investments

We maintained our favorable intermediate-term outlook on emerging market bonds. Our view is supported by the general improvement in world economic conditions, recovering commodity prices and indications that economic recessions may be milder than originally anticipated in many countries.

However, our positive outlook does not prevent short-term concerns that higher international interest rates could delay emerging markets' economic recovery. We believe there are some offsetting factors that may partly cushion this negative impact. A prolonged period of rising interest rates is likely to originate, or be accompanied by, higher economic activity in the United States and other industrialized countries, implying higher demand for emerging markets manufactured goods and higher commodity prices.

We are keeping a close watch on other short-term risks to our markets. In particular, we are monitoring Brazil's fiscal austerity program, its compliance with the International Monetary Fund's program and on its success in establishing the long-term foun-dations for sound tax and social security systems that could put an end to chronic fiscal extravagance.

Argentina's foreign exchange convertibility system will be tested with the advent of a new presidential administration and by the sharp economic slowdown and political pressures against needed fiscal and structural reforms. Venezuela's new government has embarked on an ambitious process of overhauling its political structures, but its strategy to overcome social problems and domestic recession and its excessive dependence on oil revenues remains to be articulated. In Mexico, short-term risks appear to be firmly under control, given the country's solid export performance, signs of an incipient domestic activity recovery, realized oil revenues in excess of its budgeted figures and its contingent planning to ensure a smooth presidential transition into the year 2000.

In Conclusion

We appreciate your ongoing investment in Merrill Lynch World Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vinent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager

November 12, 1999


                                     2 & 3

                       Merrill Lynch World Income Fund, Inc., September 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing (SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                            Ten Years/
                                               3 Month       12 Month    Since Inception Standardized
As of September 30, 1999                     Total Return  Total Return   Total Return   30-Day Yield
=====================================================================================================
ML World Income Fund, Inc. Class A Shares        +0.88%        +7.58%        +76.57%         10.22%
-----------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares        +0.52         +6.75         +20.89           9.87
-----------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares        +0.51         +6.69         + 3.27           9.81
-----------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares        +0.65         +7.13         + 6.14           9.99
=====================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A Shares, from 11/18/91 for Class B Shares and from 10/21/94 for Class C & Class D Shares.

Average Annual Total Return

                                             % Return Without     % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares+*
================================================================================
Year Ended 9/30/99                                 +7.58%            +3.27%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           +1.59             +0.76
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                            +5.85             +5.42
--------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                   % Return         % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                                   +6.75%          +2.82%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                             +0.80           +0.80
--------------------------------------------------------------------------------
Inception (11/18/91) through 9/30/99                 +2.44           +2.44
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                                   +6.69%          +5.71%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99                 +0.65           +0.65
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                                   +7.13%          +2.85%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99                 +1.21           +0.38
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                     4 & 5

                       Merrill Lynch World Income Fund, Inc., September 30, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)


                                                                                                                          Percent of
AFRICA          Industries           Face Amount                   Fixed-Income Investments                       Value   Net Assets
====================================================================================================================================
Nigeria         Foreign            US$ 1,750,000      Central Bank of Nigeria, 6.25% due 11/15/2020+           $ 1,023,750      0.4%
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Nigeria                  1,023,750      0.4
====================================================================================================================================
                                     Shares Held                              Warrants
====================================================================================================================================
Nigeria         Energy                     1,750      Nigeria Oil (Warrants) (d)                                         0      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Warrants in Nigeria                                          0      0.0
====================================================================================================================================
                                                      Total Investments in African Securities
                                                         (Cost -- $1,091,872)                                    1,023,750      0.4
====================================================================================================================================

EUROPE                               Face Amount                      Fixed-Income Investments
====================================================================================================================================
Bulgaria        Foreign                               Republic of Bulgaria:
                Government         US$ 2,300,000         Discount, Series A, 6.50% due 7/28/2024+                1,581,250      0.6
                Obligations            1,300,000         Front-Loaded Interest Rate Reduction Bonds,
                                                         Series A, 2.75% due 7/28/2012+                            815,750      0.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Bulgaria                 2,397,000      0.9
====================================================================================================================================
Luxembourg      Wireless              10,000,000      Millicom International Cellular, 11.834%*
                Communications --                        due 6/01/2006                                           7,150,000      2.7
                International
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Luxembourg               7,150,000      2.7
====================================================================================================================================
Poland          Telecommunications     2,750,000      TPSA Finance BV, 7.75% due 12/10/2008                      2,670,937      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Poland                   2,670,937      1.0
====================================================================================================================================
Russia          Foreign                               Russian Federation Bonds (Regulation S):
                Government             3,725,000         11% due 7/24/2018                                       1,573,812      0.6
                Obligations            2,000,000         12.75% due 6/24/2028                                      930,000      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Russia                   2,503,812      1.0
====================================================================================================================================
Turkey          Foreign                1,550,000      Republic of Turkey, 12% due 12/15/2008                     1,534,500      0.6
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Turkey                   1,534,500      0.6
====================================================================================================================================
United Kingdom  Cable --               5,000,000      TeleWest Communications PLC, 8.406%* due 4/15/2009         3,025,000      1.2
                International
                --------------------------------------------------------------------------------------------------------------------
                Industrials            5,000,000      Energis PLC, 9.75% due 6/15/2009                           5,100,000      1.9
                --------------------------------------------------------------------------------------------------------------------
                Telephony              5,000,000      RSL Communications PLC, 9.125% due 3/01/2008               4,275,000      1.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the United Kingdom      12,400,000      4.7
====================================================================================================================================

                                                                      Convertible Bonds
====================================================================================================================================
Ireland         Dental Equipment &       500,000      Phoenix Shannon PLC, 9.50% due 11/01/2000                      5,000      0.0
                Supplies
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in Ireland                             5,000      0.0
====================================================================================================================================
                                                      Total Investments in European Securities
                                                         (Cost -- $31,083,368)                                  28,661,249     10.9
====================================================================================================================================

LATIN AMERICA                                                     Fixed-Income Investments
====================================================================================================================================
Argentina       Cable --               2,500,000      Cablevision SA, 13.75% due 5/01/2009                       2,325,000      0.9
                International
                --------------------------------------------------------------------------------------------------------------------
                Foreign                               Republic of Argentina:
                Government            17,745,000         9.75% due 9/19/2027                                    14,817,075      5.6
                Obligations            5,300,000         Par, 6% due 3/31/2023+ (e)                              3,378,750      1.3
                                                                                                              ------------    ------
                                                                                                                18,195,825      6.9
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Argentina               20,520,825      7.8
====================================================================================================================================
Brazil          Foreign                               Republic of Brazil:
                Government             3,500,000         11.625% due 4/15/2004                                   3,290,000      1.3
                Obligations            7,250,000         10.125% due 5/15/2027                                   5,401,250      2.1
                                      12,251,620         `C', 6.909% due 4/15/2014+ (e)                          7,657,262      2.9
                                       3,750,000         DCB, 5.938% due 4/15/2012+ (e)                          2,250,000      0.8
                                       2,500,000         Discount, 5.875% due 4/15/2024 (e)                      1,568,750      0.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Brazil                  20,167,262      7.7
====================================================================================================================================
Colombia        Utilities              5,866,800      TransGas de Occidente SA, 9.79% due 11/01/2010             4,847,291      1.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Colombia                 4,847,291      1.8
====================================================================================================================================
Mexico          Conglomerates          5,000,000      Dine, SA de CV, 8.75% due 10/15/2007                       4,387,500      1.7
                --------------------------------------------------------------------------------------------------------------------
                Foreign                               United Mexican States:
                Government             7,000,000         11.50% due 5/15/2026                                    7,708,750      2.9
                Obligations            5,378,000         `W-A', Par, 6.25% due 12/31/2019                        3,952,830      1.5
                                       3,370,000         `W-B', Par, 6.25% due 12/31/2019                        2,476,950      0.9
                                                                                                              ------------    ------
                                                                                                                14,138,530      5.3
                --------------------------------------------------------------------------------------------------------------------
                Industrials            3,000,000      Petroleos Mexicanos, 9.50% due 9/15/2027                   2,531,250      1.0
                --------------------------------------------------------------------------------------------------------------------
                Transportation         5,000,000      TFM, SA de CV, 13.896%* due 6/15/2009                      2,700,000      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Mexico                  23,757,280      9.0
====================================================================================================================================
Panama          Foreign                1,700,000      Panama, Front-Loaded Interest Rate Reduction Bonds,
                Government                               4% due 7/17/2014+                                       1,215,500      0.4
                Obligations              600,000      Republic of Panama, 8.875% due 9/30/2027                     480,000      0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Panama                   1,695,500      0.6
====================================================================================================================================
Peru            Foreign                2,820,000      Republic of Peru, Front-Loaded Interest Rate
                Government                               Reduction Bonds,3.75% due 3/07/2017+                    1,519,275      0.6
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Peru                     1,519,275      0.6
====================================================================================================================================


                                     6 & 7

                       Merrill Lynch World Income Fund, Inc., September 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

====================================================================================================================================
LATIN AMERICA                                                                                                            Percent of
(concluded)     Industries           Face Amount                 Fixed-Income Investments                        Value   Net Assets
====================================================================================================================================
Venezuela       Foreign                              Republic of Venezuela:
                Government         US$ 8,550,000        9.25% due 9/15/2027                                   $ 5,621,625      2.2%
                Obligations            2,833,320        DCB, 6.313% due 12/18/2007 (e)                          2,178,115      0.8
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Fixed-Income Investments in Venezuela                7,799,740      3.0
====================================================================================================================================
                                                     Total Investments in Latin American Securities
                                                     (Cost -- $86,040,118)                                     80,307,173     30.5
====================================================================================================================================

NORTH AMERICA
====================================================================================================================================
Canada          Paper                  5,000,000     Doman Industries Limited, 8.75% due 3/15/2004              3,537,500      1.3
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Fixed-Income Investments in Canada                   3,537,500      1.3
====================================================================================================================================
United States   Airlines               5,000,000     USAir Inc., 10.375% due 3/01/2013                          4,994,700      1.9
                --------------------------------------------------------------------------------------------------------------------
                Automotive             5,000,000     Federal-Mogul Company, 7.375% due 1/15/2006                4,626,340      1.8
                --------------------------------------------------------------------------------------------------------------------
                Cable Television       5,000,000     Century Communications Corporation, 9.50%
                                                     due 3/01/2005                                              4,975,000      1.9
                --------------------------------------------------------------------------------------------------------------------
                Chemicals              5,340,000     ISP Holdings Inc., 9.75% due 2/15/2002                     5,326,650      2.0
                --------------------------------------------------------------------------------------------------------------------
                Communications         5,000,000     Impsat Corp., 12.375% due 6/15/2008                        3,800,000      1.4
                --------------------------------------------------------------------------------------------------------------------
                Computer
                Services --            5,000,000     Hadco Corp., 9.50% due 6/15/2008                           4,737,500      1.8
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Consumer Services      5,000,000     Protection One Alarm Monitoring, 8.625%
                                                     due 1/15/2009                                              3,350,000      1.3
                --------------------------------------------------------------------------------------------------------------------
                Energy                 5,000,000     Chesapeake Energy Corp., 8.50% due 3/15/2012               4,050,000      1.6
                                       1,000,000     Devon Energy Corporation, 4.95% due 8/15/2008                982,500      0.4
                                       5,000,000     Ocean Energy Inc., 8.375% due 7/01/2008                    4,825,000      1.8
                                      10,670,000     TransAmerican Energy Corp., 13.22%* due 6/15/2002          1,147,025      0.4
                                                                                                              ------------    ------
                                                                                                               11,004,525      4.2
                --------------------------------------------------------------------------------------------------------------------
                Financial
                Services               5,000,000     SB Treasury Company LLC, 9.40% due 12/29/2049 (c)(e)       5,100,000      1.9
                --------------------------------------------------------------------------------------------------------------------
                Gaming                10,000,000     GB Property Funding Corp., 10.875% due 1/15/2004           6,000,000      2.3
                                       5,000,000     Harrah's Operating Co. Inc., 7.875% due 12/15/2005         4,775,000      1.8
                                                     Jazz Casino Co. LLC:
                                       3,335,227        5.927% due 11/15/2009 (a)                               2,034,488      0.8
                                         315,000        Contingent Notes, due 11/15/2009 (b)(e)                         0      0.0
                                       5,000,000     Trump Atlantic City Associates/Funding Inc., 11.25%
                                                     due 5/01/2006                                              4,225,000      1.6
                                                                                                              ------------    ------
                                                                                                               17,034,488      6.5
                --------------------------------------------------------------------------------------------------------------------
                Health Care            5,000,000     Columbia/HCA Healthcare Corp., 7.25% due 5/20/2008         4,375,800      1.7
                                       5,000,000     Fresenius Medical Capital Trust I, 9% due 12/01/2006       4,912,500      1.9
                                       5,000,000     Tenet Healthcare Corp., 8.125% due 12/01/2008              4,562,500      1.7
                                                                                                              ------------    ------
                                                                                                               13,850,800      5.3
                --------------------------------------------------------------------------------------------------------------------
                Hotels                 5,000,000     HMH Properties, Inc., 7.875% due 8/01/2008                 4,462,500      1.7
                --------------------------------------------------------------------------------------------------------------------
                Internet
                Transport              5,000,000     PSINet, Inc., 10% due 2/15/2005                            4,781,250      1.8
                --------------------------------------------------------------------------------------------------------------------
                Oil Refineries         5,000,000     Eott Energy Partners LP, 11% due 10/01/2009                5,068,750      1.9
                --------------------------------------------------------------------------------------------------------------------
                Paper                  5,000,000     Container Corporation of America, 9.75%
                                                     due 4/01/2003                                              5,112,500      1.9
                --------------------------------------------------------------------------------------------------------------------
                Printing &
                Publishing             5,000,000     Primedia, Inc., 7.625% due 4/01/2008                       4,675,000      1.8
                --------------------------------------------------------------------------------------------------------------------
                Supermarkets           5,000,000     Pueblo Xtra International Inc., 9.50% due 8/01/2003        4,250,000      1.6
                --------------------------------------------------------------------------------------------------------------------
                Telephony              5,000,000     Intermedia Communications Inc., 8.60% due 6/01/2008        4,287,500      1.6
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Fixed-Income Investments in the United States      111,437,503     42.3
====================================================================================================================================

                                                                         Convertible Bonds
====================================================================================================================================
United States   Banking &                400,000     BankAtlantic Bancorp, Inc., 5.625% due 12/01/2007            307,000      0.1
                Financial
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates          1,000,000     Thermo Fibertek Inc., 4.50% due 7/15/2004                    833,750      0.3
                --------------------------------------------------------------------------------------------------------------------
                Environmental          1,063,000     Thermo TerraTech, Inc., 4.625% due 5/01/2003                 935,440      0.4
                --------------------------------------------------------------------------------------------------------------------
                Instruments/
                Scientific               500,000     ThermoQuest Corporation, 5% due 8/15/2000                    484,375      0.2
                --------------------------------------------------------------------------------------------------------------------
                Medical Laser          2,000,000     Thermolase Corp., 4.375% due 8/05/2004                     1,680,000      0.6
                Systems
                --------------------------------------------------------------------------------------------------------------------
                Oil Drilling           1,000,000     Diamond Offshore Drilling, 3.75% due 2/15/2007             1,047,500      0.4
                                         500,000     Parker Drilling Co., 5.50% due 8/01/2004                     376,250      0.2
                                                                                                              ------------    ------
                                                                                                                1,423,750      0.6
                --------------------------------------------------------------------------------------------------------------------
                Optical Equipment      1,430,000     Thermo Optek Inc., 5% due 10/15/2000                       1,397,825      0.5
                --------------------------------------------------------------------------------------------------------------------
                Technology                           Data General Corp.:
                                         750,000        6% due 5/15/2004                                          779,063      0.3
                                         250,000        6% due 5/15/2004                                          258,438      0.1
                                                                                                              ------------    ------
                                                                                                                1,037,501      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                     Total Convertible Bonds in the United States               8,099,641      3.1
====================================================================================================================================
                                                          Convertible Preferred Stocks, Preferred Stocks,
                                     Shares Held                     Common Stocks & Warrants
====================================================================================================================================
United States   Broadcasting/
                Cable                    137,257     On Command Corporation                                     2,582,147      1.0
                                          43,675     On Command Corporation (Warrants) (d)                        278,428      0.1
                                                                                                              ------------    ------
                                                                                                                2,860,575      1.1
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates            105,000     Polyphase Corporation***                                      72,188      0.0
                                          52,500     Polyphase Corporation (Warrants)*** (d)                          525      0.0
                                          52,500     Polyphase Corporation (Warrants)*** (d)                        2,100      0.0
                                                                                                              ------------    ------
                                                                                                                   74,813      0.0
                --------------------------------------------------------------------------------------------------------------------
                Containers                10,000     Owens-Illinois Inc., 4.75%                                   327,500      0.1
                --------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       Merrill Lynch World Income Fund, Inc., September 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

NORTH AMERICA                                                                                                            Percent of
(concluded)     Industries           Face Amount                     Fixed-Income Investments                    Value   Net Assets
====================================================================================================================================
United States   Energy                                TCR Holdings Corp., Conv. Pfd. (c):
(concluded)                              25,172          (Class B)                                                $  1,510      0.0%
                                         13,845          (Class C)                                                     775      0.0
                                         36,500          (Class D)                                                   1,935      0.0
                                         75,516          (Class E)                                                   4,758      0.0
                                                                                                              ------------    ------
                                                                                                                     8,978      0.0
                --------------------------------------------------------------------------------------------------------------------
                Gaming                   91,338       JCC Holding Company (Class A)                                742,121      0.3
                --------------------------------------------------------------------------------------------------------------------
                Manufactured             10,000       Fleetwood Capital Trust, 6%                                  348,750      0.1
                Housing
                --------------------------------------------------------------------------------------------------------------------
                Steel                    50,000       Worthington Industries, Inc. (Convertible, Series
                                                        DECS into Rouge Steel Common Stock), 7.25%                 343,750      0.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities                18,232       Citizens Utilities Company (Class B)                         206,250      0.1
                                         30,000       Citizens Utilities Trust, 5%                               1,492,500      0.6
                                                                                                              ------------    ------
                                                                                                                 1,698,750      0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Preferred Stocks, Preferred Stocks,
                                                      Common Stocks & Warrants in the United States              6,405,237      2.4
====================================================================================================================================
                                                      Total Investments in North American Securities
                                                      (Cost -- $153,434,219)                                   129,479,881     49.1
====================================================================================================================================
PACIFIC BASIN/
ASIA                                 Face Amount                   Fixed-Income Investments
====================================================================================================================================
China           Transportation     US$ 6,620,000      Cathay International Ltd., 13% due 4/15/2008               3,376,200      1.3
                                      10,000,000      GS Superhighway Holdings, 9.875% due 8/15/2004             5,612,500      2.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in China                    8,988,700      3.4
====================================================================================================================================
Indonesia       Paper                  5,000,000      Indah Kiat International Finance, 12.50% due 6/15/2006     3,325,000      1.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Indonesia                3,325,000      1.3
====================================================================================================================================
Philippines     Foreign                1,100,000      Republic of the Philippines, 9.875% due 1/15/2019          1,036,893      0.4
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the Philippines          1,036,893      0.4
====================================================================================================================================
South Korea     Foreign                3,330,000      Republic of Korea, 8.875% due 4/15/2008                    3,434,992      1.3
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in South Korea              3,434,992      1.3
====================================================================================================================================
                                                      Total Investments in Pacific Basin/Asian Securities
                                                      (Cost -- $25,350,075)                                     16,785,585      6.4
====================================================================================================================================

SHORT-TERM
SECURITIES                                                                   Issue
====================================================================================================================================
                Commercial Paper**     7,215,000      General Motors Acceptance Corp., 5.69% due 10/01/1999      7,215,000      2.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Short-Term Securities
                                                      (Cost -- $7,215,000)                                       7,215,000      2.7
====================================================================================================================================
                Total Investments (Cost -- $304,214,652)                                                       263,472,638    100.0
                Short Sales (Proceeds -- $18,472)***                                                                (3,094)     0.0
                Other Assets Less Liabilities                                                                       22,288      0.0
                                                                                                              ------------    ------
                Net Assets                                                                                    $263,491,832    100.0%
                                                                                                              ============    ======
====================================================================================================================================
                Net Asset Value:   Class A -- Based on net assets of $55,966,342 and
                                              9,319,795 shares outstanding                                    $       6.01
                                                                                                              ============
                                   Class B -- Based on net assets of $198,648,465 and
                                              33,100,510 shares outstanding                                   $       6.00
                                                                                                              ============
                                   Class C -- Based on net assets of $2,819,574 and
                                              470,154 shares outstanding                                      $       6.00
                                                                                                              ============
                                   Class D -- Based on net assets of $6,057,451 and
                                              1,008,792 shares outstanding                                       $    6.00
                                                                                                              ============
====================================================================================================================================

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a) Represents a pay-in-kind security, which may pay interest/dividends in additional face amount/shares.
(b) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(c)   The security is a perpetual bond and has no definite maturity date.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)   Floating rate note.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
***   Covered short sales entered into as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
Shares                               Issue                              Value
--------------------------------------------------------------------------------
4,500                        Polyphase Corporation                     $(3,094)
--------------------------------------------------------------------------------
Total (Proceeds -- $18,472)                                            $(3,094)
                                                                       =======
--------------------------------------------------------------------------------


                                    10 & 11

This report is not authorized for use as an offer or a solicitation of an offer to buy shars of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10788-9/99

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